UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

October 31, 2006

BUCKEYE GP HOLDINGS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32963	11-3776228
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5002 Buckeye Road

Emmaus, PA 18049

(Address of principal executive office)

(484) 232-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)                                 Effective as of October 31, 2006, Mr. David M. Leuschen resigned from the Board of Directors of MainLine Management LLC (the “General Partner”), the general partner of Buckeye GP Holdings L.P. (the “Partnership”).

(d)                                 Effective as of October 31, 2006, Carlyle/Riverstone BPL Holdings II, L.P., the sole owner of the General Partner, appointed Mr. Bartow Jones to the Board of Directors of the General Partner.  Mr. Jones, age 30, is currently a Vice President at Riverstone Holdings, LLC.  There is no arrangement or understanding between Mr. Jones and any other persons pursuant to which he was appointed as a director.  There are no relationships between Mr. Jones and the General Partner or the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

By:	MAINLINE MANAGEMENT LLC,
its general partner

	By:	/s/	Stephen C. Muther
Senior Vice President-Administration, General
Counsel and Secretary

Dated: November 2, 2006